UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported)  March 15, 2013

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Sinclair Broadcast Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to provide updated pro forma financial statements to include the results of operations of Newport Television LLC (“Newport”) for the year ended December 31, 2012.  The Company reported the completion of its acquisition of certain broadcast assets from Newport in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2012.  The Company provided the financial statements and pro forma financial information related to the Newport acquisition as required under Item 9.01 in Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on February 15, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Vice President / Chief Accounting Officer

Dated: March 15, 2013